SCHEDULE 14A
                                (RULE 14A-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
            SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the registrant [x]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[x] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             NEW ULM TELECOM, INC.
               (Name of Registrant as Specified in Its Charter)
                  (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[x] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to exchange Act Rule 0-11:1

(4) Proposed maximum aggregate value of transaction:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, schedule or registration statement no.:

(3) Filing party:

(4) Date filed:

1 Set forth the amount on which the filing fee is calculated and state how it was determined.





                             NEW ULM TELECOM, INC.
                            400 Second Street North
                               New Ulm, MN 56073
         --------------------------------------------------------------


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 4, 1995

         --------------------------------------------------------------


          The Annual Meeting of Shareholders of New Ulm Telecom, Inc. will be held at Turner Hall, State & 1st South Street, New Ulm, Minnesota, on Thursday, May 4, 1995 at 10:00 a.m. for the following purposes:

          1. To elect three directors for a term of three years each to hold office until the 1998 Annual Meeting of Shareholders or until their successors are elected.

          2. To ratify the appointment of Olsen, Thielen & Co., Ltd. as auditors of the Company for 1995.

          3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

          The Board of Directors has fixed the close of business on March 6, 1995 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

                                   By Order of the Board of Directors


                                   Gary L. Nelson,
                                   Secretary

New Ulm, Minnesota
April 14, 1995

     TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

                             NEW ULM TELECOM, INC.
                              400 2nd Street North
                            New Ulm, Minnesota 56073
                                  507-354-4111
                            ------------------------

                                PROXY STATEMENT

                           -------------------------

          This Proxy Statement and the enclosed Proxy, mailed on or about April 14, 1995, is made by the Board of Directors of New Ulm Telecom, Inc., which recommends voting FOR all items. Only shareholders of record at the close of business on March 6, 1995 will be entitled to vote at the meeting. You are urged to sign and return the enclosed Proxy whether or not you plan to attend the meeting. When proxies are returned properly signed and dated, the shares represented thereby will be voted according to your direction. You should specify your choices by marking the appropriate boxes on the Proxy. If your Proxy does not specify a choice, it will be voted FOR all items.

          Any Proxy may be revoked at any time before it is voted by receipt of a Proxy properly signed and dated subsequent to an earlier Proxy, or by revocation of a written Proxy by request in person at the Annual Meeting. The persons named as proxies were selected by the Board of Directors of the Company and are directors or officers of the Company. The cost of this solicitation will be paid by the Company.

          The total number of shares outstanding as of March 6, 1995 and entitled to vote at the meeting consisted of 577,485 shares of common stock. For each share held, shareholders may cast one vote for each of the three directorships to be filled at this meeting. Each shareholder entitled to vote has the right to cumulative vote their shares in the election of directors by giving written notice of intent to cumulative vote to any officer of the corporation before the meeting, or to the presiding officer at the meeting. If notice of intent to cumulative vote occurs, the presiding officer at the meeting shall announce, before the election of directors, that shareholders shall cumulative vote their shares by multiplying the number of shares held by the shareholder by the number of directors to be elected. Each shareholder then may cast their votes for one candidate or may distribute the votes among any number of candidates.

          The presence in person or by proxy of the holders of thirty-five percent (35%) of the shares entitled to vote at the Annual Meeting of Shareholders constitutes a quorum for the transaction of business.


                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

          The following table sets forth as of March 6, 1995, the number of shares of the Company's common stock by each person known by the Company to own of record or beneficially five percent (5%) or more of the Company's common stock, and all officers and directors of the Company as a group.

         Name & Address of          Amount & Nature of        Percent of
         Beneficial Ownership      Beneficial Ownership        Ownership

         Ruth F. Wines                      30,480               5.3%
         1418 Janeen Way
         Anaheim, California

         All Directors & Officers
         as a Group (10 persons)            55,667  (1)          9.6%
         ---------------------

     (1) Includes 8,615 shares owned by the spouses of directors and officers.


                             ELECTION OF DIRECTORS

          The Board of Directors has nominated and recommends for election as Directors of the Company the three persons named herein. It is intended that proxies will be voted for such nominees. The Board of Directors believes that each nominee named herein will be able to serve, but should a nominee be unable to serve as a Director, the persons named in the proxies have advised that they will vote for the election of such substitute nominee as the Board of Directors may propose.

          Information regarding the nominees and other directors filling unexpired terms is set forth as follows, including information regarding their principal occupations. Ownership of common stock of the Company is given as of March 6, 1995. To the best of the Company's knowledge, unless otherwise indicated below, the persons indicated possess sole voting and investment power with respect to their stock ownership.


                   Principal             Director Year Term    Stock
Name and Age       Occupation              Since   Expires   Ownership  Percent

NOMINEES PROPOSED FOR ELECTION FOR TERM EXPIRING IN 1998
(Including business experience during the past five years.)

LAVERN BIEBL        Retired                 1983     1995    4,705      .8%
(67)                Salesman

JAMES JENSEN        President,              1982     1995    1,000(1)   .2%
(50)                Leuthold-Jensen
                    Clothing Company

PERRY MEYER         Farmer                    --       --      900      .2%
(40)

DIRECTORS SERVING UNEXPIRED TERMS
(Including business experience during the past five years.)

ROBERT RANWEILER    Principal of Biebl,     1989     1996    7,150(2) 1.24%
(47)                Ranweiler & Company Chartered,
                    a Professional Accounting Corporation

MARK RETZLAFF       President of            1958     1996    2,305      .4%
(66)                Retzlaff Hardware

RICHARD RODENBERG   Apple Grower/           1980     1996    7,092(3)  1.2%
(74)                Retired Attorney

LINUS GRATHWOHL     Semi-Retired Farmer     1982     1997      450(4)   .1%
(67)

JOSEPH LANDSTEINER  Retired Farmer          1957     1997    2,090      .4%
(75)

GARY NELSON         President of            1982     1997    1,820(5)   .3%
(57)                Minnesota Valley-
                    Nelson Insurance

- - -------------------------

(1) Includes 345 shares owned by Mr. Jensen's wife.
(2) Includes 6,850 shares owned by Mr. Ranweiler's wife.
(3) Includes 400 shares owned by Mr. Rodenberg's wife.
(4) Includes 210 shares owned by Mr. Grathwohl's wife.
(5) Includes 600 shares owned by Mr. Nelson's wife.

          The Board of Directors consists of nine members with staggered terms of three years for each Director. The Board holds regular monthly meetings and some special meetings. The Board held 13 meetings in 1994. All Directors attended 75% or more of the Board meetings and applicable Committee meetings.

COMMITTEES OF THE BOARD

          The Audit Committee, which consists of Lavern Biebl, Robert Ranweiler and Robert Runck, meets as required. The Audit Committee reviews the activities and reports of the independent accountants. This committee had 3 meetings in 1994.

          The Executive Committee and Finance Committee consists of the President, Vice-President, Secretary and Treasurer of the Company. This Committee is responsible for the study and analysis of the Company's financial needs and requirements and to evaluate the future operations and needs of the Company. The Executive Committee meets as required.

          The Personnel Committee consists of Gary Nelson, Linus Grathwohl, Robert Ranweiler and Richard T. Rodenberg. Its duties are to evaluate employee compensation and staffing. The Personnel Committee also makes appropriate recommendations concerning officers' and directors' compensation. This Committee had 3 meetings in 1994.

          The Company also has a Marketing Committee, a Planning Committee, a Physical Properties Committee and a Charitable Contributions and Community Involvement Committee. These committees meet as required.

          The Board of Directors as a whole is the Nominating Committee.

          In addition, the Chairman of the Board is an ex officio member of all Committees.


COMPENSATION OF DIRECTORS

          In 1994, each Director was paid an annual retainer of $7,020 per year from New Ulm Telecom, Inc.; $3,510 per year from Western Telephone Company; $700 per year from Peoples Telephone Company; and $270 per year split evenly between the five other subsidiaries of New Ulm Telecom, Inc. This retainer covers all Committee and Board meetings.

EXECUTIVE OFFICERS

     NAME AND AGE                   POSITION                TERM OF OFFICE

RICHARD T. RODENBERG     Chairman of the          1-Year Term Expiring in May,
(74)                     Board                    1995.   President from 1981-1993.
                                                  Chairman since 1993.

JAMES P. JENSEN          President                1-Year Term Expiring in May,
(50)                                              1995.  Secretary from 1989-1993.
                                                  President since 1993.

MARK W. RETZLAFF         Vice-President           1-Year Term expiring in May,
(66)                                              1995.  Vice-President since 1971.

LAVERN J. BIEBL          Treasurer                1-Year Term expiring in May,
(67)                                              1995.  Treasurer since 1989.

GARY L. NELSON           Secretary                1-Year Term expiring in May,
(57)                                              1995.  Secretary since 1993.

BILL D. OTIS             Exec. Vice President/    1-Year Term expiring in May,
(37)                     Chief Operating Officer  1995. General Manager since 1985.
                                                  Executive Vice President since 1993.



There neither are nor have there been any agreements between the above-named officers, or any other persons, relative to the selection of any officers.

EXECUTIVE COMPENSATION

The Company maintains a consistent compensation philosophy for all employees. This philosophy rewards the coordinated efforts of the employees in meeting corporate objectives, as well as meeting the expectations of the customers and shareholders. The compensation program for executives is the responsibility of the Board of Directors. The philosophy for the executive salary program is to pay competitively compared to similar sized companies, particularly technology companies.

The following table sets forth the cash and non-cash compensation for each of the last three fiscal years ending December 31, 1994 for the chief operating officer.


                           SUMMARY COMPENSATION TABLE

                                          Annual
                                       Compensation
                                                          All Other
Name and Principal Position  Year         Salary ($)   Compensation ($) (1)

Bill Otis,                   1994          $98,610           $6,712
Chief Operating Officer      1993          $89,976           $6,104
                             1992          $79,323           $5,358

(1) Contributions from the Company to the 401(k) plan.

EMPLOYEE 401(K) SAVINGS PLAN

          The Company has a 401(k) Employee Savings Plan in effect for employees who meet certain age and service requirements. The Company makes matching contributions of 50% of the employee's contribution, up to 6% of compensation. In 1994, the Company also contributed an additional 4% of the covered employee's compensation, over and above the normal matching amount.

                             THE COMPANY'S AUDITORS

          Olsen, Thielen & Co., Ltd. have been the auditors for the Company for many years. The Board of Directors proposes and recommends the re-election of the firm of Olsen, Thielen & Co., Ltd. to perform an audit for the current fiscal year ending December 31, 1995.

          A representative of Olsen, Thielen & Co., Ltd. is expected to be present at the Annual Meeting of Shareholders and will have an opportunity to make a statement and will be available to respond to appropriate questions. The Board of Directors has been advised by Olsen, Thielen & Co., Ltd. that no member of that firm has any financial interest, either direct or indirect, in the Company, and that during the past three years, has had no connection with the Company in any capacity other than that of independent certified public accountants.

         Your Directors recommend a vote FOR Olsen, Thielen & Co., Ltd.

                            SHAREHOLDERS' PROPOSALS

          The Company welcomes any suggestions from its shareholders, and all suggestions will be given careful consideration. Proposals intended to be included in next year's Proxy Statement should be submitted to Bill Otis, Manager, 400 Second North, New Ulm, MN 56073, no later than January 1, 1996.


                                 OTHER MATTERS

          Management knows of no other matters that will be presented at the meeting. If any other matters arise at the meeting, it is intended that the shares represented by the proxies in the accompanying form will be voted in accordance with the judgment of the persons named in the Proxy.

          The Company is transmitting with this Proxy Statement its Annual Report for the year ended December 31, 1994.

SHAREHOLDERS MAY RECEIVE, WITHOUT CHARGE, A COPY OF THE COMPANY'S 1994 FORM 10-K REPORT AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY WRITING TO BILL OTIS, MANAGER, NEW ULM TELECOM, INC., 400 2ND STREET NORTH, P.O. BOX 697, NEW ULM, MN 56073.

                                    By Order of the Board of Directors

                                    Gary L. Nelson
                                    Secretary






NEW ULM TELECOM, INC.         PROXY          PROXY NO._____ NO. OF SHARES _____

          The undersigned hereby appoints LINUS GRATHWOHL, JOSEPH LANDSTEINER, GARY NELSON, ROBERT RANWEILER, MARK RETZLAFF, AND RICHARD T. RODENBERG, or any of them, with power of substitution, as proxies to vote the shares of common stock of the undersigned in NEW ULM TELECOM, INC. at the Annual Meeting of Shareholders to be held May 4, 1995 at 10:00 a.m. at Turner Hall, State & 1st South Street, New Ulm, Minnesota, and at any adjournment thereof, upon all business that may properly come before the meeting, including the business identified (and in the manner indicated) on this proxy and described in the proxy statement furnished herewith.

          Indicate your vote by an (X). The Board of Directors recommends voting FOR all items.

ITEM

1.   Election of Directors:

           _______ FOR - ALL Nominees    _______ WITHHELD - ALL Nominees

                      (Except as marked to the contrary below)

     Nominees: LAVERN BIEBL, JAMES JENSEN, PERRY MEYER
     INSTRUCTION:  To withhold authority to vote for any nominee, mark through that nominee's name.

2.   Appointment of  Auditors:     _____ FOR     _____ AGAINST     _____ ABSTAIN

     Nominee:  OLSEN, THIELEN & CO., LTD., Certified Public Accountants

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS WHICH RECOMMENDS VOTING FOR ALL ITEMS. IT WILL BE VOTED AS SPECIFIED. IF NOT SPECIFIED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ALL ITEMS.

     PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED, PRE-ADDRESSED ENVELOPE.


SIGNATURE(S) ____________________________________________DATE__________________

Please sign exactly as name(s) appear on this proxy. If joint account, each joint owner should sign. If signing for a corporation or as agent, attorney or fiduciary, indicate the capacity in which you are signing.